UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 17, 2018

Hines Global REIT, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 17, 2018, Hines Global REIT, Inc. (referred to herein as the “Company”) held its annual meeting of stockholders. At the annual meeting, the proposals described below were submitted to a vote of the holders of the Company’s common stock, each of which is described in detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on May 10, 2018. A quorum was present for the annual meeting, and a summary of the voting results for each proposal is as follows:

Proposal 1: To approve the Company's proposed plan of liquidation and dissolution (the "Plan") pursuant to which the Company will sell all or substantially all of the Company’s assets and be dissolved.

For	Against	Abstained from Voting
138,693,855	4,664,992	5,524,200

Proposal 1 was approved by the Company’s stockholders, as the number of votes in favor of Proposal 1 constituted the affirmative vote of the holders of a majority of the Company’s outstanding shares of common stock as of the record date for the annual meeting.

Proposal 2: To approve the adjournment of the annual meeting to a later date, if necessary, to solicit additional proxies in the event that there are insufficient shares represented in person or by proxy voting in favor of the approval of Proposal 1.

For	Against	Abstained from Voting
139,488,217	4,027,531	5,367,299

Proposal 2 was approved by the Company’s stockholders. Because there were sufficient votes at the annual meeting to approve Proposal 1, the Company did not utilize the discretionary authority granted by stockholder approval of Proposal 2 to adjourn the annual meeting to solicit additional proxies.

Proposal 3: To elect seven directors for one-year terms expiring at the 2019 annual meeting of stockholders and until the election and qualification of their successors or earlier if the Company is liquidated and dissolved prior to the expiration of their terms. The voting results for each of the seven persons nominated to serve as directors are as follows:

	For	Against	Authority Withheld or Abstained from Voting
Jeffrey C. Hines	142,581,713	0	6,301,334
Colin P. Shepherd	142,181,386	0	6,701,661
Charles M. Baughn	142,224,487	0	6,658,560
Jack L. Farley	142,146,411	0	6,736,636
Thomas L. Mitchell	142,157,816	0	6,725,231
John S. Moody	141,927,512	0	6,955,535
Peter Shaper	142,125,733	0	6,757,314

Proposal 3 was approved by the Company’s stockholders and each of the directors was re-elected at the annual meeting.

Proposal 4: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstained from Voting
191,039,270	1,664,544	4,852,852

In addition to the voting described above, there were 48,673,619 broker non-votes cast with respect to each of Proposals 1, 2 and 3, including with respect to the election of each of the seven persons nominated to serve as directors. Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a broker holding shares of the Company’s common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. A broker non-vote is not an indication of how the beneficial owner would have voted; it simply means that the beneficial owner did not instruct the broker as to how to vote his or her shares. There were no broker non-votes cast with respect to Proposal 4.

Item 7.01 Regulation FD Disclosure.

Sherri W. Schugart, the President and Chief Executive Officer of the Company, made a presentation at the annual meeting of stockholders. The Company is making this presentation available to stockholders by furnishing the presentation as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 8.01 Other Items

Initial Liquidating Distributions

In connection with the approval by the Company's stockholders of the Plan at the annual meeting, as described above, the Company's board of directors (the “Board”) has authorized the Company to declare and pay a monthly liquidating distribution on the Company's common stock, in an amount per share equal to $0.0541667, to the Company's stockholders of record at the close of business on July 31, 2018. All distributions for the month of July 2018 will be paid in cash or reinvested in stock for those participating in the Company’s distribution reinvestment plan (the "DRP") on August 1, 2018. The distributions will be designated by the Company as a return of a portion of the stockholders’ invested capital and, as such, will reduce the stockholders’ remaining investment in the Company. The designation of the distribution as a return of invested capital will not impact the tax treatment of the distributions to the Company’s stockholders.

Suspension of Distribution Reinvestment Plan

In connection with the approval of the Plan by the Company's stockholders, as described above, on July 17, 2018, the Board, including all of the Company’s independent directors, voted to suspend indefinitely the DRP, effective as of August 31, 2018.

As a result of the suspension of the DRP, any distributions paid after August 31, 2018 will be paid to the Company’s stockholders in cash. The Company can provide stockholders with assistance on directing cash distribution payments and answering questions. The suspension of the DRP will not affect the payment of distributions to stockholders who previously received their distributions in cash.

Amended Share Redemption Program

In connection with the suspension of the DRP described above, on July 17, 2018, the Board approved and adopted the third amended and restated share redemption program (the “Amended SRP”) in order to eliminate the limitation providing that the funds available for redemptions under the share redemption program in a particular month are limited to the funds received from the DRP in the prior month. Although the Amended SRP eliminates this DRP proceeds limitation, the Amended SRP continues to limit the number of shares that can be redeemed during any consecutive twelve month period to no more than 5% of the number of shares of the Company’s common stock outstanding at the beginning of such twelve month period. The Amended SRP will replace the current share redemption program, effective as of August 20, 2018. Accordingly, any redemptions of the Company’s common stock made pursuant to requests submitted for the month of August 2018 will be processed in accordance with the terms of the Amended SRP. This Current Report on Form 8-K serves as the 30-day written notification of an amendment, per the terms of the current share redemption program. The full terms of the Amended SRP are set forth in the Amended SRP, a copy of which is filed as Exhibit 99.2 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits-

99.1    2018 Shareholder Meeting Presentation
99.2    Hines Global REIT, Inc. Third Amended and Restated Share Redemption Program, effective as of August 20, 2018

This Current Report on Form 8-K, and the exhibits furnished and filed herewith, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These forward-looking statements include, among others, statements about the expected benefits of the Plan, the estimated range and the timing of the payment of liquidating distributions, the expected timing and completion of the Plan, the return to be achieved by shareholders, the redemption of shares of the Company’s common stock, and the future business, performance and opportunities of the Company. Forward-looking statements generally can be identified by the use of words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “foresee,” “looking ahead,” “is confident,” “should be,” “will,” “predicted,” “likely,” or similar words or phrases intended to identify information that is not historical in nature. These risks and uncertainties include, without limitation, unanticipated difficulties or expenditures relating to the Plan, the response of tenants, business partners and competitors to the announcement of the Plan; legal proceedings that may be instituted against the Company and others related to the Plan; general risks affecting the real estate industry (including without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); adverse economic or real estate developments in the Company’s existing markets; reductions in asset valuations and related impairment charges; risks associated with downturns in domestic and local economies, changes in interest rates and volatility in the securities markets; potential liability for uninsured losses and environmental contamination; risks associated with the Company’s potential failure to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended; possible adverse changes in tax and environmental laws; and risks associated with the Company’s dependence on key personnel of Hines Interests Limited Partnership or its affiliates whose continued service is not assured. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the SEC, including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date of this presentation. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether because of new information or developments, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

July 17, 2018	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer